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                                                                    EXHIBIT 10.8

                      SEVENTH AMENDMENT TO CREDIT AGREEMENT


        THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT, dated as of February 28, 2001 (this "Amendment" or this "Seventh Amendment"), is by and between THE ACKERLEY GROUP, INC., a Delaware corporation (the "Borrower"), certain financial institutions party to the Credit Agreement (as hereinafter defined), and FIRST UNION NATIONAL BANK, a national banking association, as administrative agent for the Lenders (the "Administrative Agent"), FLEET BANK, N.A. as documentation agent ("Documentation Agent"), and KEYBANK NATIONAL ASSOCIATION, as co-agent (the "Co-Agent").

        This Amendment amends that certain Credit Agreement, dated as of January 22, 1999, between the Borrower, the Lenders, the Administrative Agent, the Documentation Agent and the Co-Agent (as previously amended, the "Credit Agreement"). All capitalized terms not otherwise defined in this Amendment shall have the meanings assigned to them in the Credit Agreement.

                                    RECITALS

        A. The Borrower has requested an extension of the waivers granted in the Fifth Amendment to Credit Agreement dated as of July 31, 2000 (the "Fifth Amendment") and the Sixth Amendment to Credit Agreement dated as of December 15, 2000 (the "Sixth Amendment") with respect to Sections 7.1 and 7.2 of the Credit Agreement.

        B. The Borrower has requested that the Required Lenders agree to continue, to but not including April 15, 2001, the effect of the amendment to the definition of "Applicable Margin Percentage" effected by the Sixth Amendment.

        C. The Borrower intends to request a temporary increase of $20,000,000 in the aggregate Revolving Credit Commitments, as contemplated by Section 2.19 of the Credit Agreement.

        D. The Borrower has requested certain other consents and waivers all as more particularly set forth herein.

        E. The parties are willing to agree to the foregoing on the terms and conditions set forth herein.

                             STATEMENT OF AGREEMENT

        NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Borrower and the Required Lenders hereby agree as follows:

                                    ARTICLE I

                AMENDMENTS AND WAIVERS UNDER THE CREDIT AGREEMENT


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        1.1 FINANCIAL COVENANTS. As of the Effective Date (as defined in Section
3.7), the Required Lenders and the Borrower agree that, with respect to Sections 7.1(a), 7.1(b) and 7.2 of the Credit Agreement:

                (a) compliance by the Borrower with the requirements of Sections 7.1(a), 7.1(b) and 7.2 (and any Default or Event of Default resulting from the Borrower's failure to comply during such period with the original terms of such Sections) are waived for the period from December 15, 2000 to but not including the later of April 15, 2001 and the Certificate Date (as defined below);

                (b) the Borrower shall be deemed to have been in compliance with Sections 7.1(a), 7.1(b) and 7.2 as of the Certificate Date if (but only if) on or before April 15, 2001, the Borrower shall provide to the Administrative Agent a certificate executed by a Financial Officer of the Borrower (the date such certificate is provided to the Administrative Agent being the "Certificate Date"), satisfactory in form and substance to the Administrative Agent, setting forth a pro forma calculation of the Leverage Ratio, the Senior Leverage Ratio and the Interest Coverage Ratio (using (A) Consolidated Funded Debt and Consolidated Senior Funded Debt as of the Certificate Date, (B) pro forma Consolidated EBITDA for the four consecutive fiscal quarters ended December 31, 2000 and (C) pro forma Consolidated Interest Expense for the four consecutive fiscal quarters ended December 31, 2000, and taking into account (x) any Asset Dispositions completed by the Borrower and its Subsidiaries during the period following December 31, 2000 and ending on the Certificate Date, and (y) the making of mandatory prepayments of Loans under the Credit Agreement and the Sixth Amendment in connection therewith), and such pro forma calculation of the Leverage Ratio and the Senior Leverage Ratio shall be no greater than 6.00:1.00 and 3.75:1.00, respectively, and such pro forma calculation of the Interest Coverage Ratio shall be no less than 1.75:1.00; and

                (c) the Borrower shall be required to be in compliance with Sections 7.1(a), 7.1(b) and 7.2 as provided in the terms of the Credit Agreement, as in effect immediately prior to the effectiveness of the Fifth Amendment, during all periods from and after the Certificate Date.

The failure of the Borrower to be in full and timely compliance with clauses (b) and (c) of this Section 1.1 shall be an immediate Event of Default under the Credit Documents.

        1.2 APPLICABLE MARGIN PERCENTAGE. During the period from the Effective Date to but not including the Certificate Date only, the Applicable Margin Percentage for Base Rate Term and Revolving Loans shall be 2.500% and the Applicable Margin Percentage for LIBOR Term and Revolving Loans shall be 3.500%. As of the Certificate Date, in the event the certificate required by Section 1.1 is timely delivered and the ratios calculated in the certificate comply with the requirements set forth in Section 1.1(b) above, the Applicable Margin Percentage for Base Rate Term and Revolving Loans and the Applicable Margin Percentage for LIBOR Term and Revolving Loans shall be determined under the definition of "Applicable Margin Percentage" as in effect immediately prior to the effective date of the Fifth Amendment (it being understood that (i) in such event, such reduction in pricing shall be deemed to take effect only as of the Certificate Date and shall not be retroactive, and (ii) in the event that a certificate complying with the requirements set forth in Section 1.1(b) above is not supplied by April 15, 2001, then the Loans shall bear interest as provided in
Section 2.8(b) of the Credit Agreement).


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        1.3 SALE OF SPORTS ASSETS. The Borrower and the Required Lenders hereby amend the terms of their agreement with respect to the SuperSonics Sale (as defined in the Sixth Amendment) by restating Section 1.3 of the Sixth Amendment, as follows:

                The Required Lenders agree that the Borrower may sell the Seattle SuperSonics sports franchise and other sports entertainment assets to be approved by the Administrative Agent (the "SuperSonics Sale") for an amount which will provide gross cash proceeds to the Borrower, prior to April 15, 2001, of not less than $200,000,000, which amount shall be calculated before taking into account (i) normal and customary prorations and associated liabilities allocated to the Borrower as seller, and (ii) customary transaction costs and expenses of Borrower as seller, on terms and conditions to be approved by the Administrative Agent; provided that after effecting such sale, the Borrower shall be in compliance with all terms of the Credit Documents and no Default or Event of Default shall have occurred. This Section 1.3 shall be deemed a consent by the Required Lenders to such sale (subject to the approvals of the Administrative Agent of the matters required hereby) for purposes of Section 8.4 of the Credit Agreement. Subject to the provisions of clause (vi) of Section 2.19(a) (as implemented in this Seventh Amendment), the Borrower hereby agrees to apply the entire Net Cash Proceeds (as defined in the Credit Agreement, except that for purposes of the SuperSonics Sale only, income tax and transfer taxes under clause (iii)(z) of such definition shall not be deducted in the calculation of Net Cash Proceeds) upon closing of the sale (x) first, to prepayment of the Term Loans as required by Section 2.6(h) of the Credit Agreement, until all Term Loans are repaid in full, (y) then, to prepayment of the Revolving Loans made in respect of any Revolver Increase theretofore implemented, until all such Revolving Loans are repaid in full and (z) then, to prepayment of all other Revolving Loans, until all Revolving Loans are repaid in full, with a corresponding reduction of the Revolving Credit Commitments as provided in Section 2.6(h) of the Credit Agreement; provided that, as contemplated by
        Section 2.6(f) of the Credit Agreement, the Revolving Credit Commitments shall not be reduced pursuant to clause (ii) above below $75,000,000 even if all the Revolving Loans are prepaid in full pursuant to such clause. The parties acknowledge that, as of the date hereof, the delayed-draw Unutilized Term Loan Commitments under the Third Amendment equal $5,000,000.

        1.4 REVOLVER INCREASE. (a) As of the Effective Date, Section 2.19(a) of the Credit Agreement is hereby amended by adding thereto the following clause
(vi):

                    (vi) In the event the Borrower (a) effects Borrowings
                pursuant to the Revolver Increase and (b) subsequently receives any Net Cash Proceeds in connection with the SuperSonics Sale, then notwithstanding the prepayment requirements of Sections 2.6(f) and 2.6(h), and prior to the application of Net Cash Proceeds thereunder, the Borrower shall apply such Net Cash Proceeds (provided that for purposes of the SuperSonics Sale only, income tax and transfer taxes under clause (iii)(z) of the definition of "Net Cash Proceeds" shall not be deducted in calculated Net Cash Proceeds) to prepayment of Revolving Loans borrowed pursuant to the Revolver Increase, with a corresponding permanent reduction in the Revolver Increase.


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        (b) Clause (i) of Section 4.3(a) is hereby deleted in its entirety and is replaced with the following:

                    (i) For each Lender participating in the Revolver Increase,
                (A) an amended and restated Revolving Note in the amount of such Lender's revised Revolving Credit Commitment (after giving effect to such Lender's share of the Revolver Increase) or (B) a supplemental Revolving Note in the amount of such Lender's share of the Revolver Increase; and for each lender who becomes a Lender hereunder pursuant to a Lender Addition and Acknowledgment Agreement, a new Revolving Note in the amount of such Lender's Revolving Credit Commitment, in each case duly executed by the Borrower; and

        (c) The Borrower hereby confirms that it intends to effect a Revolver Increase of $20,000,000 prior to the consummation of the SuperSonics Sale. The commitment to make Revolving Loans pursuant to the Revolver Increase will be borne initially by First Union National Bank (whose Revolving Credit Commitment will at such time be increased by an amount equal to $20,000,000), which entity will subsequently enter into one or more Assignment and Acceptances with other Lenders that are willing to participate in the Revolver Increase. The parties agree, for purposes of such assignments with respect to the Revolver Increase contemplated hereby only, that the minimum amount of any assignment (as prescribed by clause (a)(ii) of Section 11.7 of the Credit Agreement) shall be $500,000.

        1.5 CAPITAL EXPENDITURES. The text of Section 7.5 of the Credit Agreement is hereby deleted in its entirety and is replaced with the following:

                    The Borrower and its Subsidiaries will not make Capital
                Expenditures in the aggregate in excess of $50,000,000 during the period beginning January 1, 2000 through the fiscal quarter ending June 30, 2001.

In addition, the Required Lenders hereby waive any Event of Default arising as of December 31, 2000 under Section 7.5 of the Credit Agreement.

        1.6 BUDGET REQUIREMENT. The Required Lenders hereby defer (on a one-time basis only) to March 31, 2001 the requirement (as set forth in Section 6.2(c) of the Credit Agreement) that the Borrower deliver to the Lenders its consolidated operating budget for the Borrower and its Subsidiaries for the fiscal year ending December 31, 2001.

        1.7 CAROLE MEDIA. The Required Lenders hereby consent to the Borrower's acquisition of Carole Media LLC (which acquisition was consummated during the fiscal quarter ended December 31, 2000) and further waive any Event of Default occasioned thereby under Section 6.9 of the Credit Agreement.


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
                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

        The Borrower hereby certifies and warrants to the Administrative Agent and the Lenders that, after giving effect to the amendments and waivers effected hereby, (i) each of the representations and warranties contained in Article V of the Credit Agreement and in the other Credit Documents are true and correct as of the Effective Date with the same effect as though made on the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such specified date), and (ii) no Default or Event of Default shall have occurred and be continuing on the Effective Date.

                                   ARTICLE III

                                     GENERAL

        3. EFFECT OF WAIVERS AND AMENDMENTS. From and after the Effective Date, all references to the Credit Agreement set forth in any other Credit Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement as amended by this Seventh Amendment and as may be further amended, modified, restated or supplemented from time to time. This Seventh Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth in Articles I and II hereof. Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

        3.1 APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

        3.2 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

        3.3 EXPENSES. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation all reasonable attorneys' fees.

        3.4 FURTHER ASSURANCES. The Borrower shall execute and deliver to Administrative Agent such documents, certificates and opinions as the Administrative Agent may reasonably request to effect the amendment contemplated by this Amendment and to continue the existence, perfection and first priority of the Administrative Agent's security interests in the Collateral.

        3.5 HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.


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        3.7 EFFECTIVENESS. This Amendment shall become effective (the date the following conditions are first satisfied being the "Effective Date") upon (i) the execution of a counterpart hereof by the Borrower, the Administrative Agent and the Required Lenders, (ii) the execution of the Acknowledgement of Guaranty attached hereto by each of the Guarantors, (iii) the execution by the Borrower of a fee letter agreement with the Administrative Agent, satisfactory in form and substance to the Administrative Agent (the "Seventh Amendment Fee Letter"),
(iv) receipt by the Administrative Agent of such executed counterparts, acknowledgement and Seventh Amendment Fee Letter, and (v) receipt by the Administrative Agent of the fees required to be paid as of the consummation of this Amendment pursuant to the Seventh Amendment Fee Letter.


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
        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers all as of the date first above written.
                                      THE ACKERLEY GROUP, INC.



                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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
                                      FIRST UNION NATIONAL BANK,
                                      as Administrative Agent and as a Lender


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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
                                      FLEET BANK, N.A.,
                                      as Documentation Agent and a Lender


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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
                                      KEYBANK NATIONAL ASSOCIATION,
                                      as Co-Agent and as a Lender



                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)

                                      U.S. BANK NATIONAL ASSOCIATION


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)

                                      BANK OF AMERICA, N.A.


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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
                                      THE BANK OF NOVA SCOTIA


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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
                                      DRESDNER BANK AG, NEW YORK &
                                      GRAND CAYMAN BRANCHES


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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
                                      THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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
                                      BNP PARIBAS


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)

                                      FIRST HAWAIIAN BANK


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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
                                      CITIZENS BANK OF MASSACHUSETTS


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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
                                      CREDIT INDUSTRIEL ET COMMERCIAL


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------

                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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
                                      MICHIGAN NATIONAL BANK



                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------

                             (signatures continued)


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
                                      WASHINGTON MUTUAL BANK
                                      (DBA WESTERN BANK)

                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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
                                      NATEXIS BANQUE



                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------

                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------



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
                           ACKNOWLEDGEMENT OF GUARANTY

        Each of the undersigned, as a guarantor of the Obligations of The Ackerley Group, Inc. (the "Company") under the Credit Agreement, dated as of January 22, 1999, among the Company, certain financial institutions party thereto, First Union National Bank, in its capacity as administrative agent, Fleet Bank, N.A., in its capacity as documentation agent, and KeyBank National Association, as Co-Agent (as amended, the "Credit Agreement"), hereby consents to the foregoing Seventh Amendment to Credit Agreement, and further waives any defense to its guaranty liability occasioned by such amendment. The foregoing consent and waiver of the undersigned is made as of effective date of the date of the Seventh Amendment.


ACKERLEY MEDIA GROUP, INC.              ACKERLEY COMMUNICATIONS OF
                                        MASSACHUSETTS, INC.

By:                                     By:
   ---------------------------------       ------------------------------------
Name:                                   Name:
     -------------------------------         ----------------------------------
Title:                                  Title:
      ------------------------------          ---------------------------------


KVOS TV, LTD.                           CENTRAL NY NEWS, INC.


By:                                     By:
   ---------------------------------       ------------------------------------
Name:                                   Name:
     -------------------------------         ----------------------------------
Title:                                  Title:
      ------------------------------          ---------------------------------

AK FLORIDA OUTDOOR, INC.                TC AVIATION, INC.


By:                                     By:
   ---------------------------------       ------------------------------------
Name:                                   Name:
     -------------------------------         ----------------------------------
Title:                                  Title:
      ------------------------------          ---------------------------------


ACKERLEY INTERACTIVE MEDIA, INC.        AK MOBILE TELEVISION, INC.


By:                                     By:
   ---------------------------------       ------------------------------------
Name:                                   Name:
     -------------------------------         ----------------------------------
Title:                                  Title:
      ------------------------------          ---------------------------------


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
ACKERLEY VENTURES, INC.                 ACKERLEY BROADCASTING FRESNO, LLC

By:                                     By:
   ---------------------------------       ------------------------------------
Name:                                   Name:
     -------------------------------         ----------------------------------
Title:                                  Title:
      ------------------------------          ---------------------------------


IKNOW BAKERSFIELD, LLC

By:     Ackerley Interactive, Inc.
Its:    Sole Member

By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------


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